Exhibit 99.1

DT ASIA INVESTMENTS LIMITED ANNOUNCES RECORD DATE FOR SPECIAL MEETING OF
SHAREHOLDERS TO APPROVE BUSINESS COMBINATION

New York, NY– June 3, 2016 – DT Asia Investments Limited (NASDAQ: CADT; CADTW; CADTU; CADTR) (“DT Asia” or the “Company”) today announced that, the Company has set a record date of June 8, 2016 for the special meeting of shareholders (the “Special Meeting”) to approve the Company’s proposed business combination with Adrie Global Holdings Limited (“Adrie”). The Company’s shareholders at the close of business on the record date are entitled to receive notice of the Special Meeting and to vote the ordinary shares owned by them at the Special Meeting and at any adjournment or postponement thereof.

As announced previously, the Company intends to acquire all of the outstanding shares and other equity interests in Adrie, which primarily conducts its business through its variable interest entity, Urumqi Feng Hui Direct Lending Limited (the “Business Combination”). Following the Business Combination, the Company will be renamed China Lending Corporation; while proposed ticker symbol for the ordinary shares and warrants on the Nasdaq Capital Market will be “CLDC” and “CLDCW,” respectively.

At the Special Meeting, and at any adjournment or postponement thereof, shareholders will be asked to approve and adopt the previously-announced share exchange agreement, dated as of January 11, 2016, by and among Adrie, each of Adrie’s shareholders, the Company’s sponsor, DeTiger Holdings Limited, as the representative for the Company’s shareholders prior to the closing of the Business Combination, and Li Jingping as the representative for the sellers, and such other proposals as disclosed in the proxy statement relating to the Special Meeting. If the Business Combination is approved by DT Asia shareholders, the Company anticipates closing the Business Combination shortly after the Special Meeting subject to the satisfaction or waiver (as applicable) of all other closing conditions, including but not limited to DT Asia raising at least $12 million in proceeds in a private placement financing that will close immediately prior to the Business Combination.

About DT Asia

DT Asia is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. DT Asia’s units, ordinary shares, rights and warrants are currently listed on the Nasdaq Capital Market under the symbols “CADTU,” “CADT,” “CADTR” and “CADTW,” respectively.

Additional Information About the Business Combination and Disclaimer

The proposed Business Combination will be submitted to shareholders of the Company for their consideration. The Company has filed with the Securities and Exchange Commission (the “SEC”) an amended preliminary proxy statement on May 6, 2016. After the SEC completes its review of the preliminary proxy statement, the Company intends to file with the SEC a definitive proxy statement in connection with the Business Combination and other matters and will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date. The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for the Special Meeting to be held to approve, among other things, the Business Combination, because these documents will contain important information about the Company, Adrie and the Business Combination. Shareholders may also obtain a copy of the proxy statement as well as other documents filed with the SEC that will be incorporated by reference in the proxy statement, without charge, at the SEC’s website located at www.sec.gov or by directing a request to DT Asia Investments Limited, Attn: Steve Cannon, Chief Executive Officer, Room 703, 7/F. Beautiful Group Tower, 77 Connaught Road Central, Hong Kong or by telephone at (852) 3976 9901. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

DT Asia and its directors and executive officers may be deemed to be participants in the solicitations of proxies from the DT Asia’s shareholders in respect of the Business Combination. Information regarding DT Asia’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in DT Asia’s preliminary proxy statement filed with the SEC on May 6, 2016. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the proxy statement, which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that DT Asia expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “may,” “believe” and “expect.” These statements are based on certain assumptions and analyses made by DT Asia in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement with Adrie; (2) the outcome of any legal proceedings that may be instituted against DT Asia or Adrie following the announcement of the proposed Business Combination and related transactions; (3) the inability to complete the transactions contemplated by the share exchange agreement due to the failure to obtain approval of DT Asia’s shareholders, consummate the anticipated private placement financing or satisfy other conditions to the closing of the proposed Business Combination ; (4) the ability to obtain or maintain the listing of DT Asia’s securities on the NASDAQ Capital Market following the proposed Business Combination; (5) the risk that the proposed Business Combination disrupts the parties’ current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that DT Asia or Adrie may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement filed by DT Asia in connection with the proposed Business Combination, including those under “Risk Factors” therein, and other factors identified in DT Asia’s prior and future filings with the SEC, available at www.sec.gov. These statements speak only as of the date they are made and DT Asia undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this press release.

Contacts:

DT Asia

DT Asia Investments Limited

Emily Tong, Chairman of the Board

or

Stephen N Cannon, Chief Executive Officer

Investorrelations@DTAsiaInvest.com

Investor Relations:

The Equity Group Inc.

Lena Cati, Vice President

212-836-9611

lcati@equityny.com